As filed with the Securities and Exchange Commission on January 26, 1996

                                              1933 Act File No. 33-68310
                                              1940 Act File No. 811-7992
---------------------------------------------------------------------------

                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                ________________

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 4

                                      AND
                            REGISTRATION STATEMENT
                                     UNDER
                     THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 5


                            MFS UNION STANDARD TRUST
             (Exact Name of Registrant as Specified in Charter)

              500 Boylston Street, Boston, Massachusetts  02116
                    (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: 617-954-5000
         Stephen E. Cavan, Massachusetts Financial Services Company,
              500 Boylston Street, Boston, Massachusetts  02116
                    (Name and Address of Agent for Service)


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


  It is proposed that this filing will become effective (check appropriate box)


      / /  immediately upon filing pursuant to paragraph (b)


      /x/  on January 28, 1996 pursuant to paragraph (b)


      / /  60 days after filing pursuant to paragraph (a)(i)


      / /  on [DATE] pursuant to paragraph (a)(i)


      / /  75 days after filing pursuant to paragraph (a)(ii)


      / /  on [DATE] pursuant to paragraph (a)(ii) of rule 485.


      If appropriate, check the following box:


      / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                        STATEMENT PURSUANT TO RULE 24f-2


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its Shares of Beneficial Interest, without par value, under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice for its fiscal year ended September 30, 1995 on November 16, 1995.

---------------------------------------------------------------------------

                          MFS UNION STANDARD TRUST


                        MFS UNION STANDARD EQUITY FUND



                             CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)


                                                               STATEMENT OF
  ITEM NUMBER                                                   ADDITIONAL
FORM N-1A, PART A          PROSPECTUS CAPTION                   INFORMATION
-----------------      -------------------------------        ----------------
    1 (a), (b)         Front Cover Page                               *

    2 (a)              Expense Summary                                *

      (b), (c)                          *                             *

    3 (a)              Condensed Financial Information                *

      (b)                               *                             *

      (c), (d)         Information Concerning Shares of               *
                        the Fund - Performance Information

    4 (a)              The Trust and the Fund; Investment             *
                        Objective and Policies; Investment
                        Techniques

      (b), (c)         Investment Objective and Policies;             *
                        Investment Techniques

    5 (a)              The Trust and the Fund; Management             *
                        of the Fund - Investment Adviser

       (b)             Front Cover Page; Management of                *
                        the Fund - Investment Adviser; Back
                        Cover Page


                                                               STATEMENT OF
  ITEM NUMBER                                                   ADDITIONAL
FORM N-1A, PART A          PROSPECTUS CAPTION                   INFORMATION
-----------------      -------------------------------        ----------------
       (c)             Management of the Fund - Investment            *
                        Adviser

       (d)                              *                             *

       (e)             Management of the Fund - Shareholder           *
                        Servicing Agent; Back Cover Page

       (f)             Expense Summary; Condensed Financial           *
                        Information

       (g)             Investment Techniques - Portfolio              *
                        Trading

    5A (a), (b), (c)                    **                           **

     6 (a)             Information Concerning Shares of the           *
                        Fund - Description of Shares, Voting
                        Rights and Liabilities; Information
                        Concerning Shares of the Fund -
                        Redemptions; Information Concerning
                        Shares of the Fund - Purchases;
                        Information Concerning Shares of the
                        Fund - Exchanges

       (b), (c), (d)                    *                             *

       (e)             Shareholder Services                           *

       (f)             Information Concerning Shares of the           *
                        Fund - Distributions; Shareholder
                        Services - Distribution Options

       (g)             Information Concerning Shares of the           *
                        Fund - Tax Status; Information
                        Concerning Shares of the Fund -
                        Distributions

     7 (a)             Front Cover Page; Management of the            *
                        Fund - Distributor; Back Cover Page


                                                               STATEMENT OF
  ITEM NUMBER                                                   ADDITIONAL
FORM N-1A, PART A          PROSPECTUS CAPTION                   INFORMATION
-----------------      -------------------------------        ----------------
       (b)             Information Concerning Shares of the           *
                        Fund - Purchases; Information
                        Concerning Shares of the Fund -
                        Net Asset Value

       (c)             Information Concerning Shares of the           *
                        Fund - Exchanges; Shareholder
                        Services

       (d)             Front Cover Page; Information                  *
                        Concerning Shares of the Fund -
                        Purchases; Shareholder Services

       (e)             Information Concerning Shares of the           *
                        Fund - Distribution Plan; Expense
                        Summary

       (f)             Information Concerning Shares of the           *
                        Fund - Distribution Plan

     8 (a)             Information Concerning Shares of the           *
                        Fund - Redemptions

       (b), (c), (d)   Information Concerning Shares of the           *
                        Fund - Redemptions

     9                                  *                             *


                                                               STATEMENT OF
  ITEM NUMBER                                                   ADDITIONAL
FORM N-1A, PART B          PROSPECTUS CAPTION                   INFORMATION
-----------------      -------------------------------        ----------------
   10 (a), (b)                          *                     Front Cover Page

   11                                   *                     Front Cover Page

   12                                   *                     General Information and
                                                               Definitions

   13 (a)                               *                     Investment Objective and
                                                               Policies

      (b), (c)                          *                     Investment Objective and
                                                               Policies; Investment
                                                               Restrictions

      (d)                               *                                  *

   14 (a), (b)                          *                     Management of the Fund -
                                                               Trustees; Management of
                                                               the Fund - Officers

      (c)                               *                     Management of the Fund -
                                                               Trustees; Management of
                                                               the Fund - Officers;
                                                               Appendix A

   15 (a)                               *                                  *

      (b), (c)                          *                     Management of the Fund -
                                                               Trustees; Management of
                                                               the Fund -Officers

   16 (a)              Management of the Fund -               Management of the Fund -
                        Investment Adviser                     Investment Adviser;
                                                               Management of the Fund -
                                                               Trustees; Management of
                                                               the Fund - Officers

      (b)              Management of the Fund -               Management of the Fund -
                        Investment Adviser                     Investment Adviser


                                                               STATEMENT OF
  ITEM NUMBER                                                   ADDITIONAL
FORM N-1A, PART B          PROSPECTUS CAPTION                   INFORMATION
-----------------      -------------------------------        ----------------
      (c)                               *                              *

      (d)                               *                     Management of the Fund -
                                                               Investment Adviser

      (e)                               *                     Portfolio Transactions and
                                                               Brokerage Commissions

      (f)              Information Concerning Shares          Distribution Plan
                        of the Fund - Distribution Plan

      (g)                               *                              *

      (h)                               *                     Management of the Fund -
                                                               Custodian; Independent
                                                               Auditors and Financial
                                                               Statements; Back Cover
                                                               Page

      (i)                               *                     Management of the Fund -
                                                               Shareholder Servicing
                                                               Agent

   17 (a), (b), (c),
      (d), (e)                          *                     Portfolio Transactions and
                                                               Brokerage Commissions

   18 (a)              Information Concerning Shares of       Description of Shares,
                        the Fund - Description of Shares,      Voting Rights and
                        Voting Rights and Liabilities          Liabilities

      (b)                               *                                *

   19 (a)              Information Concerning Shares of                  *
                        the Fund - Purchases


                                                               STATEMENT OF
  ITEM NUMBER                                                   ADDITIONAL
FORM N-1A, PART B          PROSPECTUS CAPTION                   INFORMATION
-----------------      -------------------------------        ----------------
      (b)              Information Concerning Shares of       Determination of Net Asset
                        the Fund - Net Asset Value;            Value; Performance
                        Information Concerning Shares          Information - Net Asset
                        of the Fund - Purchases                Value

      (c)                               *                                *

   20                                   *                     Tax Status

   21 (a), (b)                          *                     Management of the Fund -
                                                               Distributor; Distribution
                                                               Plan

      (c)                               *                                *

   22 (a)                               *                                *

      (b)                               *                     Determination of Net Asset
                                                               Value; Performance
                                                               Information

   23                                   *                    Independent Auditors and
                                                              Financial Statements



_____________________________
*  Not Applicable
** Contained in Annual Report (for the MFS Union Standard Equity Fund)

                                PROSPECTUS
                                       February 1,
                                              1996
MFS-REGISTERED TRADEMARK-                Shares of
UNION                                   Beneficial
STANDARDSM EQUITY FUND                    Interest


--------------------------------------------------------------------------------
MFS UNION STANDARDSM TRUST
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000


MFS Union StandardSM Equity Fund (the "Equity Fund" or the "Fund") is a series of MFS Union StandardSM Trust (the "Trust"), a professionally managed no-load, open-end, investment management company. The Trust is designed to permit pension plans to invest in companies which meet certain labor sensitivity criteria selected for inclusion in the ACS Labor Sensitivity IndexSM (the "LSISM") and to make economically targeted investments. The LSI is a common stock index comprised of companies selected based on labor sensitivity criteria.



The Fund seeks long-term growth of capital that, net of Fund expenses, exceeds the performance of the LSI primarily by investing in the equity securities of companies included in the LSI and by investing in equity securities where such investment is consistent with an economically targeted investment strategy. Dividend and interest income, if any, is incidental to the Fund's objective of long-term growth of capital.



The minimum initial investment generally is $3 million per account (see "Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.



This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI"), dated February 1, 1996, as amended or supplemented from time to time, which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 17 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE  COMMISSION  OR ANY  STATE SECURITIES  COMMISSION NOR  HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON  THE ACCURACY  OR ADEQUACY  OF THIS  PROSPECTUS.  ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS


                                                                                                                           PAGE
                                                                                                                        -----------
       1.  Expense Summary............................................................................................           3
       2.  Condensed Financial Information............................................................................           4
       3.  The Trust and the Fund.....................................................................................           4
       4.  Labor Sensitivity Index....................................................................................           5
       5.  Investment Objective and Policies..........................................................................           6
       6.  Investment Techniques......................................................................................           7
       7.  Management of the Fund.....................................................................................          11
       8.  Information Concerning Shares of the Fund..................................................................          12
               Purchases..............................................................................................          12
               Exchanges..............................................................................................          13
               Redemptions............................................................................................          13
               Distribution Plan......................................................................................          14
               Distributions..........................................................................................          15
               Tax Status.............................................................................................          15
               Net Asset Value........................................................................................          15
               Description of Shares, Voting Rights and Liabilities...................................................          16
               Performance Information................................................................................          16
               Expenses...............................................................................................          16
       9.  Shareholder Services.......................................................................................          17

1.  EXPENSE SUMMARY


 SHAREHOLDER TRANSACTION EXPENSES:
     Maximum Initial Sales Charge Imposed on Purchases of Fund Shares (as
      a percentage of offering price)....................................   NONE
     Maximum Sales Load Imposed on Reinvested Dividends..................   NONE
     Deferred Sales Load.................................................   NONE
     Redemption Fee......................................................   NONE
     Exchange Fee........................................................   NONE
 ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
     Management Fees.....................................................   0.65%
     Rule 12b-1 Fees(1)..................................................   0.15%
     Other Expenses (after expense reimbursement)(2).....................   0.20%
     Total Operating Expenses (after expense reimbursement)(2)...........   1.00%


--------------

(1) The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution fees aggregating up to (but not necessarily all of) 0.25% per annum of its average daily net assets. This fee is set at 0.15% per annum of the average daily net assets of the Fund for the current fiscal year.


(2) The Adviser has agreed to bear until December 31, 1998, subject to reimbursement as described under "Information Concerning Shares of the Fund -- Expenses," the Fund's expenses such that "Total Operating Expenses" does not exceed 1.00% per annum of the average daily net assets of the Fund during the current fiscal year and each fiscal year thereafter through December 31, 1998. Otherwise, "Other Expenses" and "Total Operating Expenses" for the Fund for the current fiscal year would be 0.32% and 1.12% per annum, respectively. See "Information Concerning Shares of the Fund -- Expenses."


                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in a Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


                                                                           EQUITY
 PERIOD                                                                     FUND
 ------------------------------------------------------------------------  ------
 1 year..................................................................   $  10
 3 years.................................................................      32
 5 years.................................................................      55
 10 years................................................................     122



The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. The 5% annual return used in the example is only for illustration. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) management fees -- "Management of the Fund -- Investment Adviser" and (ii) Rule 12b-1 (I.E., distribution plan) fees -- "Distribution Plan."



THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION


The following information has been audited since the inception of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.


                              FINANCIAL HIGHLIGHTS
                                  EQUITY FUND


                                                                YEAR ENDED         PERIOD ENDED
                                                              SEPTEMBER 30,       SEPTEMBER 30,
                                                                   1995               1994*
                                                             ----------------   ------------------
 PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
 Net asset value -- beginning of period....................      $  9.64             $ 10.00
                                                                 -------             -------
 Income from investment operations++ --
   Net investment income**.................................      $  0.17             $  0.12
   Net realized and unrealized gain (loss) on
     investments...........................................         2.14               (0.48)
                                                                 -------             -------
     Total from investment operations......................      $  2.31             $ (0.36)
                                                                 -------             -------
 Less distributions declared to shareholders from net
  investment income........................................      $ (0.10)            $--
                                                                 -------             -------
 Net asset value -- end of period..........................      $ 11.85             $  9.64
                                                                 -------             -------
                                                                 -------             -------
 Total return..............................................        24.21%              (3.60)%
 RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA**:
   Expenses##..............................................         1.00%               1.00%+
   Net investment income...................................         1.58%               1.55%+
 PORTFOLIO TURNOVER........................................          125%                 48%
 NET ASSETS AT END OF PERIOD (000 OMITTED).................      $35,842             $22,184



  *For the period from the commencement of investment operations, January 14, 1994 to September 30, 1994.


  +Annualized.


 ++Per share data is based on average shares outstanding.


##For fiscal years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly. The ratio of net expenses to average net assets is 1.00%.


 **The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of average daily net assets. If this agreement had not been in effect, the net investment income per share and the ratios would have been:



 Net investment income...........................................        $0.16               $0.07
 RATIOS (TO AVERAGE NET ASSETS):
   Expenses##....................................................         1.12%               1.64%
   Net investment income.........................................         1.49%               0.91%



3.  THE TRUST AND THE FUND



The Trust is a no-load, open-end, investment management company designed to permit pension plans to invest in companies which meet certain labor sensitivity criteria selected for inclusion in the LSI and to make economically targeted investments. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on September 1, 1993. The Trust currently consists of two diversified series or funds, the Equity Fund and the MFS Union Standard Research Fund (the "Research Fund"), each of which represents a portfolio with separate investment objectives and policies as described below. The Research Fund is offered pursuant to a separate prospectus which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).



Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. One hundred percent of the amount invested in the Fund is used to purchase shares without the deduction of any sales charge.

The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value without the deduction of any redemption fee or sales charge. See "Information Concerning Shares of the Fund -- Purchases" and "--Redemptions" below.



The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. MFS is the Fund's investment adviser and is responsible for the management of the Fund's assets, while the officers of the Trust are responsible for the Fund's operations. MFS manages the Fund's portfolio from day to day in accordance with its investment objective and policies. A majority of the Trust's Trustees are not affiliated with MFS. American Capital Strategies Ltd. ("ACS") administers the LSI for MFS but has no responsibility for rendering investment advice to MFS or to the Fund.


4.  LABOR SENSITIVITY INDEX


The LSI is a common stock index developed and maintained by ACS for use by the Trust and represents the market weighted performance of common stocks of companies which ACS and the Labor Advisory Board (as described below) determine meet certain labor sensitivity criteria. The "Labor Sensitivity IndexSM" and the "LSISM" are service marks of ACS. The LSI was established on the date the Fund commenced investment operations (January 14, 1994) and, as of the date of this Prospectus, is comprised of common stocks of approximately 551 companies which meet certain quantitative and qualitative labor sensitivity criteria. The criteria used in developing and maintaining the LSI involve the initial use of quantitative guidelines and the subsequent use of qualitative guidelines applied by ACS with the guidance of the Labor Advisory Board (the "Advisory Board"), which is comprised of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts and has been established by ACS. The Advisory Board provides guidance to ACS in the development, refinement and application of qualitative and quantitative labor sensitivity criteria for the development and maintenance of the LSI. MFS is not affiliated with ACS or the Advisory Board.



In selecting companies for inclusion in the LSI, ACS first compiles a list of companies with labor agreements. The sources for this list include the research departments of various international unions, publicly available documents, and government reports. ACS then applies quantitative guidelines which, as of the date of this Prospectus, measure the degree to which a company's workforce is unionized. At its discretion, ACS may vary from time to time the labor sensitivity factors it considers or change the emphasis it places on any specific factor.



After ACS has applied the quantitative guidelines, the list is then reviewed by the Advisory Board, which assists in the application of qualitative guidelines which take into account a number of labor sensitivity criteria. The qualitative factors considered include, as of the date of this Prospectus, whether the company is manufacturing or has manufactured products on the boycott list of the AFL-CIO or certain other unions, whether the company is or has been involved in strikes or lock-outs, and whether the company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The Advisory Board also considers patterns of outsourcing and associated plant closings, patterns of strikes or lockouts, the degree to which a company's labor relations vary throughout different divisions, subsidiaries, or parts of their company and the extent of foreign ownership of a company with a unionized workforce, and will vary from time to time. This list and any subsequent updates are supplied to MFS by ACS. MFS will purchase, for the Fund's portfolio, securities of companies included in the LSI in accordance with its investment objective and policies, but is under no obligation to purchase any securities of particular companies included in the LSI. The LSI is updated at least quarterly by ACS. See "Management of the Fund -- Index Manager" and "-- Advisory Board" below.



Like the Standard & Poor's 500 Index (the "S&P 500"), the LSI is a market capitalization weighted index and reflects the reinvestment of dividends paid on the common stocks that comprise the LSI. However, unlike certain other stock indices, such as the S&P 500, the LSI is not a recognized yardstick or measurement of investment performance. Because of the criteria applied in the selection of companies to be included in the LSI, the LSI may exclude entirely or under- or over-weight particular industry sectors relative to other stock indices such as the S&P 500. The performance of the LSI may not correlate with the performance of such other indices, such as the S&P 500, for certain periods.

On January 14, 1994, the date that the Fund commenced investment operations, the unit value of the LSI was established at 100. The unit value of the LSI will be determined once monthly as of the last day of each month. As the investment objective of the Fund is to provide long-term growth of capital that, net of Fund expenses, exceeds the performance of the LSI, from time to time the Fund will compare its total return for a given time period to the performance of the LSI for the same time period. See "Investment Objective and Policies" and "Information Concerning Shares of the Fund -- Performance Information" below. The performance of the LSI shall be measured by comparing the unit value of the LSI at the end of the time period to the unit value of the LSI at the beginning of the time period.



The Fund intends to readjust its securities holdings periodically so that those holdings will not include, to the extent reasonably practicable, the securities of any company which has been excluded from the LSI. The Fund is not required to sell a security which ceases to be contained in the LSI. The timing and extent of adjustments in the holdings of the Fund will reflect the judgment of MFS as to the appropriate balance as among the goal of excluding from its portfolio the securities of any company which was included in the LSI but which has subsequently been excluded from the LSI, the goal of seeking to achieve the Fund's investment objective and the goal of minimizing transaction costs. The Fund is not managed by MFS with the objective of correlating its holdings with the composition of the LSI, but rather of investing in the securities of those companies contained in the LSI possessing the best prospects for achieving the Fund's investment objective. The selection of a company for investment by the Fund does not constitute an endorsement or validation by the Fund or MFS of the criteria applied by ACS and the Advisory Board in the development or maintenance of the LSI. ACS does not determine the investment policies of the Fund or decide which securities of companies included in the LSI the Fund will buy and sell.



Pursuant to a Proxy Services Agreement between ACS and the Trust, acting on behalf of the Fund, ASC shall vote all proxies of companies included in the Fund's portfolio consistent with proxy voting guidelines established by the AFL-CIO, unless the Board of Trustees of the Trust directs otherwise. These guidelines obligate ACS to make voting decisions consistent with the economic best interests of shareholders of the Fund, and set forth considerations to be taken into account by ACS with respect to certain types of proxy proposals.



5.  INVESTMENT OBJECTIVE AND POLICIES



INVESTMENT OBJECTIVE -- The investment objective of the Fund is to provide long-term growth of capital that, net of Fund expenses, exceeds the performance of the LSI. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of long-term growth of capital. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.



INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing, under normal market conditions, not less than 65% of its total assets in equity securities (including preferred stock and securities convertible into or exchangeable for common or preferred stock) of companies contained in the LSI, and may invest up to 35% of its total assets in equity securities of companies which are not contained in the LSI. The Fund's policy is to invest a substantial proportion of its assets in equity securities of companies believed by the Adviser to possess opportunities for long-term capital growth with emphasis on progressive, well-managed companies.


Up to 10% of the Fund's total assets may be invested in equity securities where such investment is consistent with an economically targeted investment strategy. An economically targeted investment ("ETI") is an investment designed to produce a competitive return, as measured against the Fund's other investments, as well as to create collateral economic benefits for a targeted geographical area, group of people or sector of the economy. Such collateral economic benefits may include, for example, expanding employment opportunities, increasing the availability of affordable housing, building or improving schools, health care facilities or infrastructure, assisting minority- or women-owned businesses, developing alternative energy systems, reducing pollution and increasing the tax base. The Fund's ETI strategy is subject to its limitation on investments in restricted securities. See "Investment Techniques -- Restricted Securities" below.

The Fund generally expects to be fully invested in equity securities of companies contained in the LSI and ETI investments, except for cash and cash equivalent investments and the investments and investment techniques described below.


While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever MFS is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. See "Investment Techniques -- Portfolio Trading" below.



Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes may not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders.



In addition, the use of options, futures contracts and options on futures contracts (see "Investment Techniques" below) may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes.



6.  INVESTMENT TECHNIQUES



SHORT-TERM INVESTMENTS: The Fund may invest in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. During periods of unusual market conditions when MFS believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents.



LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities). The value of securities loaned will not exceed 30% of the value of the Fund's total assets.



REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize risk. See "Investment Restrictions" in the SAI.



WHEN-ISSUED SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase "when-issued" securities. See the SAI for further information.

RESTRICTED  SECURITIES:  The  Fund may  also  purchase securities  that  are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Fund's investments in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell those securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.



LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.



The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the SAI.



TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS: The Fund may enter into transactions in options and futures contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income. The types of instruments to be purchased and sold by the Fund are described in the SAI, which should be read in conjunction with the following section. In addition, the SAI contains a further discussion of the nature of the transactions which may be entered into and the risks associated therewith.


OPTIONS


OPTIONS ON SECURITIES -- The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the

Fund will be required to purchase or sell the underlying security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.


The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.



OPTIONS ON STOCK INDICES -- The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.



The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


FUTURES CONTRACTS -- The Fund may purchase and sell futures contracts on stock indices ("Futures Contracts"). The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. For example, purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline or a general increase in interest rates, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of such Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market or a general decline in interest rates may be offset, in whole or in part, by gains on stock index futures contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.



OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts"). Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such Options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.



RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS: Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. As noted, the Fund may also enter into transactions in such instruments for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI, which could increase the risks incurred by the Fund in entering into such transactions.


Transactions in options may be entered into on U.S. exchanges regulated by the SEC and in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC").


Transactions in options, Futures Contracts and Options on Futures Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures Contract will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts and Options on Futures Contracts entered into by the Fund are set forth in greater detail in the SAI, which should be reviewed in conjunction with the foregoing discussion.


                              -------------------

PORTFOLIO TRADING

The Fund intends to manage its portfolio by buying and selling securities in accordance with its investment objective and policies. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. For a description of the strategies which may be used by the Fund in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI. Because the Fund's portfolio turnover rate is anticipated to exceed 100% during its current fiscal year, transaction costs incurred by the Fund and the Fund's realized capital gains and losses may be greater than that of a fund with a lesser portfolio turnover rate.



The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, MFS may consider sales of shares of investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. For a further discussion of portfolio trading, see the SAI.


                              -------------------


The SAI includes a discussion of other investment policies and techniques and a listing of specific investment restrictions which govern the Fund's investment policies. Certain investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.



7.  MANAGEMENT OF THE FUND



INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated December 8, 1993 (the "Advisory Agreement") with the Trust on behalf of the Fund. MFS provides the Fund with overall investment advisory and administrative services, as well as general office facilities. William S. Harris is the portfolio manager of the Fund. Mr. Harris is an Executive Vice President of the Adviser and has been a portfolio manager with the Adviser since June 1994. Mr. Harris has been employed by the Adviser since 1967. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For its services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to 0.65% per annum of the average daily net assets of the Fund. For the fiscal year ended September 30, 1995, MFS received fees under the Advisory Agreement of $193,107.



MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust,
Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Asset Management, Inc., also provide investment advice to substantial private clients.



MFS  is  America's  oldest mutual  fund  organization. MFS  and  its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $42.2 billion on behalf of approximately 1.8 million investor accounts as of December 31, 1995. As of such date, the MFS organization managed approximately $17.8 billion of assets invested in equity securities and approximately $20.6 billion of assets invested in fixed income securities.
Approximately $3.4 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and John R. Gardner. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Gardner are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman and President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
R. Bordewick, Jr. and James O. Yost, all of whom are officers of MFS, are officers of the Trust.



DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.



INDEX MANAGER -- ACS, a Maryland corporation with offices at 3 Bethesda Metro Center, Bethesda, Maryland 20814, develops, maintains and furnishes to MFS the LSI pursuant to an agreement between MFS and ACS. Under this agreement, MFS pays ACS a fee equal to 0.05% per annum, payable quarterly, of the aggregate average daily net assets of the Fund, with a minimum quarterly fee of $82,500.


ADVISORY BOARD -- The Advisory Board, established by ACS, assists in the development and maintenance of the LSI by applying qualitative labor sensitivity criteria and assisting ACS in developing and refining quantitative labor sensitivity criteria applied by ACS. The Advisory Board is comprised of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


8.  INFORMATION CONCERNING SHARES OF THE FUND
PURCHASES



Shares of the Fund may be purchased directly through MFD in cash or in-kind without a sales charge at their net asset value next determined after acceptance of the purchase order by the Fund's Shareholder Servicing Agent in Boston. The minimum initial investment generally is $3 million. There is no minimum on additional investments.



An order for the purchase of shares of the Fund is accepted upon receipt of federal funds available for investment. Payment by federal funds sent by wire is accepted immediately upon receipt and payment by check is accepted when federal funds become available for investment, which generally occurs on the next business day after receipt of a check. Therefore, a non-federal funds investment will generally remain idle for one business day after receipt or until federal funds otherwise become available for investment. All investments in the Fund are credited to the shareholder's account in the form of full and fractional shares at the net asset value per share next determined after acceptance of the purchase order. The Fund does not issue share certificates, but the Shareholder Servicing Agent maintains an account for each shareholder and mails to each shareholder a confirmation of each purchase or sale of shares in its account.



Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by MFS to be abusive and contrary to the best interests of the Fund's other shareholders and, at the discretion of MFS, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent purchases or exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund may in its discretion limit or otherwise restrict the number of times purchases or exchanges may be made by an investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder.



OPENING AN ACCOUNT: Payments by check should be made to the order of "MFS Union Standard Trust-Equity Fund" and sent to the Trust as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02104-9985. Payments of federal funds should be sent by wire to the custodian of the Fund as follows:



        State Street Bank and Trust Company, Boston, MA 02101
       ABA # 011000028
       BNF = MFS Union Standard Trust-Equity Fund
       Account # 99034795
       OBI = (Your account as it will be registered)


Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System. Shareholders must also mail the enclosed Account Application to the Shareholder Servicing Agent.

A shareholder purchasing shares by wire must first telephone the Shareholder Servicing Agent toll-free at (800) 637-8730 to advise of its intended action and to obtain a wire order number.


IN-KIND PURCHASES OF SECURITIES: Shares of the Fund may be purchased by exchanging securities acceptable to the Fund for Fund shares. The Fund need not accept any security offered for exchange unless it is consistent with the Fund's investment objective, policies and restrictions, and is otherwise acceptable to the Fund. Securities accepted in exchange for shares will be valued in accordance with the Fund's usual valuation procedures. Investors interested in making an in-kind purchase of Fund shares must first telephone the Shareholder Servicing Agent toll-free at (800) 637-8730 to advise of its intended action and obtain instructions for an in-kind purchase.


EXCHANGES


Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (I.E., an established account) may be exchanged for shares of the Research Fund (if available for sale) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (see "Redemptions" below). If an Exchange Request is being used to open a new account, the exchange must involve shares having an aggregate value of at least $3 million. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to non-tax-exempt shareholders making the exchange. The exchange privilege (or any aspect of it) may be changed or discontinued upon sixty days prior written notice to shareholders and is subject to certain limitations, including certain restrictions on purchases by market timer accounts described above (see "Purchases" above).


REDEMPTIONS


A shareholder may withdraw all or any portion of the amount in its account on any date on which the Fund is open for business by redeeming shares at their net asset value. Since the net asset value of shares of the account fluctuates redemptions, which are taxable transactions for non-exempt shareholders, are likely to result in gains or losses to such shareholders. When a shareholder withdraws an amount from its account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except that for shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks) payment of redemption proceeds may be delayed for 15 days from the purchase date in an effort to assure that such check has cleared. Payment of redemption proceeds may be delayed for up to seven days from the redemption date if the Fund determines that such a delay would be in the best interest of all its shareholders.



A. REDEMPTION BY MAIL -- Each shareholder may redeem all or any portion of the shares in its account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or a letter of instruction all in "good order" for transfer. Because the shareholders of the Fund are pension plans, "good order" means that the stock power, written request for redemption or letter of instruction must be endorsed by a trustee or an authorized officer of the pension plan or an authorized officer of the pension plan's custodian and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee" (unless the conditions set forth thereunder are satisfied). In addition, in some cases "good order" requires that the pension plan or its custodian furnish evidence of authority that the individual signing on the plan's behalf has authority to so act. The Shareholder Servicing Agent may make certain DE MINIMIS exceptions to the above requirements for redemption (see "Signature Guarantee" below). Within seven days after receipt of a redemption request by the Shareholder Servicing Agent in "good order," the Fund will normally make payment in cash of the net asset value of the shares next determined after such redemption request was received, less the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act, if an emergency exists.


B. REDEMPTION BY TELEPHONE -- Each shareholder may redeem an amount from its account by telephoning the Shareholder Servicing Agent toll-free at (800) 637-8730. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a commercial bank and account number to receive the proceeds of such redemption, sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee" and furnish evidence of authority that the individual signing on the pension plan's behalf has authority to so act. The proceeds of such a redemption, less the amount of any income tax required to be withheld, are wired in federal funds to the designated account. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



SIGNATURE GUARANTEE: In order to protect shareholders against fraud to the greatest extent possible, the Fund requires in certain instances as indicated above that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent. With respect to written requests for redemptions, no signature guarantee or evidence that the individual executing the stock power, written request for redemption or letter of instruction will be required if the amount of the redemption proceeds does not exceed specified minimums established from time to time by MFD and the proceeds are wired or mailed to a predesignated account or address.



If MFS determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund or if requested by a shareholder, the Fund may make payment of the redemption price, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold (see "Net Asset Value" below). Securities distributed by the Fund will be selected by MFS in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If a shareholder received a distribution in-kind, it would incur brokerage charges when converting the securities to cash.


DISTRIBUTION PLAN


The Trustees have adopted a distribution plan (the "Distribution Plan" or the "Plan") for the Fund pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.



The Distribution Plan provides that the Fund will pay MFD a distribution fee up to (but not necessarily all of) 0.25% per annum of the Fund's average daily net assets in order that MFD may pay expenses on behalf of the Fund related to the distribution of shares. Payments under the Distribution Plan have been set for an indefinite period of time at 0.15% per annum of the Fund's average daily net assets. As contemplated by the Plan, MFD as the Fund's distributor, acts as an agent of the Fund in connection with the offering of shares pursuant to the Distribution Agreement with the Trust on behalf of the Fund. MFD receives such fee as partial consideration for services performed and expenses incurred in the performance of MFD's obligations under the Distribution Agreement.

The types of expenses for which MFD may be compensated under the Plan include compensation to and expenses of employees of MFD who engage in or support the distribution of shares or who service shareholder accounts, preparation, printing and mailing of prospectuses and statements of additional information to other than existing shareholders, reports to shareholders such as semiannual and annual reports, performance reports and newsletters, sales literature and other promotional material to prospective investors, direct mail solicitation, advertising and public relations, compensation of sales personnel, office expenses (including rent and overhead), equipment, travel and telephone expenses and such other expenses as may be approved from time to time by the Trustees and as may be permitted by applicable statute, rule or regulation. If the distribution fee received by MFD exceeds its expenses, MFD may realize a profit from these arrangements. Expenses under the Plan will be reviewed quarterly and the Plan will be reviewed and is subject to approval annually by the Trustees.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any net realized long-term or short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the Fund. See "Tax Status" and "Shareholder Services -- Distribution Options" below.


TAX STATUS


In order to minimize the taxes the Fund would otherwise be required to pay, the Fund has elected to be treated and intends to elect to be, and to qualify each year as, a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions to its shareholders in accordance with the timing requirements imposed by the Code. It is expected that the Fund will not be required to pay any entity level federal income or excise taxes.



The Fund's shareholders that are not liable for federal, state or local income taxes, such as pension plans, will generally not have to pay federal income tax, or any state and local income taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or additional shares. Shareholders who are not tax-exempt entities will normally have to pay U.S. federal income taxes, and any state and local income taxes, on the dividends and capital gain distributions from the Fund, whether paid in cash or additional shares. Such shareholders should consult their tax advisers before making an investment in the Fund.



The Fund intends to withhold U.S. federal income tax at a rate of 30% on dividends and certain other payments that are subject to such withholding, and that are made to non-exempt persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable law or treaty. The Fund is also required in certain circumstances to apply backup withholding of 31% on reportable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to such shareholder payments which have had 30% withholding taken. Prospective shareholders should read the Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences of an investment in the Fund.



For individual shareholders a statement setting forth the federal income tax status of all dividends and distributions for each calendar year will be sent promptly after the end of such year.


NET ASSET VALUE


The net asset value per share of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the Fund's liabilities from the value of the Fund's assets and dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. The net asset value of shares is effective for orders accepted by MFD prior to its calculation.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Fund currently has one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each series will vote separately on any material increases in the fees under its Distribution Plan or on any other matter that affects solely that series, but will otherwise vote together with all other series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.



Each share of the Fund represents an equal proportionate interest in the Fund with each share, subject to the liabilities of the particular series. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders are entitled to share PRO RATA in the net assets available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.



The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations.
However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (E.G., fidelity bonding and omission insurance) and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION


From time to time, the Fund will provide total rate of return quotations for its shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. From time to time the Fund may also compare its performance to the LSI. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in shares of the Fund with all distributions reinvested. The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended September 30, 1995, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


EXPENSES


The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS or MFD) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing, prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated between the series in a manner believed by management of the Trust to be fair and equitable.



Subject to termination or revision at the discretion of MFS, MFS has agreed to bear until December 31, 1998 the foregoing expenses of the Trust such that the Fund's aggregate operating expenses do not exceed 1.00% per annum of its average daily net assets. Such payments by MFS are subject to reimbursement by the Fund, which will be accomplished by the payment by the Fund of an expense reimbursement fee to MFS computed and paid monthly at a percentage of its average daily net assets for its then-current fiscal year, with a limitation that immediately after such payment the aggregate operating expenses of the Fund would not exceed 1.00% of its average daily net assets. The expense reimbursement agreement terminates for the Fund on the earlier of the date on which payments made thereunder by such Fund equal the prior payment of such reimbursable expenses by MFS or December 31, 1998.


9.  SHAREHOLDER SERVICES


Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent.


ACCOUNT  AND   CONFIRMATION  STATEMENTS   --  Each   shareholder  will   receive
confirmation statements showing the transaction activity in its account.

DISTRIBUTION OPTIONS -- The following options are available to all accounts and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified.

    -- Dividends in cash; capital gain distributions reinvested in additional shares.

    -- Dividends and capital gain distributions in cash.

Dividends and capital gains distributions will be reinvested (net of any tax withholding) in additional full and fractional shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund.

Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
                              -------------------


The Fund's SAI, dated February 1, 1996, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to (i) the investment objective, policies and restrictions, (ii) the Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the tax status of dividends and distributions, (vi) the Distribution Plan and (vii) the method used to calculate total rate of return quotations.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000
CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: 800-637-8730
MAILING ADDRESS:
P.O. Box 1400, Boston, MA 02104-9985
INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110



                                      [LOGO]
                           MFS-Registered Trademark-
                          Union StandardSM Equity Fund
                     500 Boylston Street, Boston, MA 02116


                                                          USTE-1 2/96/900



                           MFS-Registered Trademark-
                                Union StandardSM
                                  Equity Fund


                                     [LOGO]
                                   PROSPECTUS

                                FEBRUARY 1, 1996

MFS-REGISTERED TRADEMARK- UNION       STATEMENT OF
STANDARDSM EQUITY FUND                ADDITIONAL INFORMATION

                                                          FEBRUARY 1, 1996


--------------------------------------------------------------------------------


                                                                                                     Page
                                                                                                     -----
       1.  General Information and Definitions..................................................           2
       2.  Investment Objective and Policies....................................................           2
       3.  Investment Restrictions..............................................................           9
       4.  Management of the Fund...............................................................          10
           Trustees.............................................................................          10
           Officers.............................................................................          10
           Investment Adviser...................................................................          10
           Custodian............................................................................          11
           Shareholder Servicing Agent..........................................................          11
           Distributor..........................................................................          11
       5.  Portfolio Transactions and Brokerage Commissions.....................................          11
       6.  Tax Status...........................................................................          12
       7.  Determination of Net Asset Value; Performance Information............................          13
       8.  Distribution Plan....................................................................          14
       9.  Description of Shares, Voting Rights and Liabilities.................................          15
      10.  Independent Auditors and Financial Statements........................................          15
           Appendix A...........................................................................         A-1



MFS UNION STANDARDSM EQUITY FUND
A Series of MFS Union Standard Trust
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000



This Statement of Additional Information ("SAI") sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated February 1, 1996. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).



THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                       UST-13 2/95/370

1.  GENERAL INFORMATION AND DEFINITIONS


MFS Union StandardSM Trust (the "Trust") is a professionally managed open-end, diversified, management investment company (a "mutual fund") designed for sale to pension plans. The Trust currently consists of two separate series or funds:
MFS Union StandardSM Equity Fund (the "Equity Fund" or the "Fund") and MFS Union StandardSM Research Fund (the "Research Fund"). This SAI relates only to the Equity Fund. The Research Fund is offered pursuant to a separate prospectus and statement of additional information which may be obtained by contacting the Shareholder Servicing Agent (see back cover for address and phone number). Additional funds may be created by the Trustees from time to time. The Fund offers its shares pursuant to a prospectus dated February 1, 1996, as supplemented or amended from time to time (the "Prospectus").



The Fund's investment adviser and distributor are, respectively, Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), each a Delaware corporation.



2.  INVESTMENT OBJECTIVE AND POLICIES



INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term growth of capital that, net of Fund expenses, exceeds the performance of the LSI. Any investment involves risk and there can be no assurance that the Fund will achieve its objective.



INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described below.


LENDING OF SECURITIES


The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If MFS determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.


WHEN-ISSUED SECURITIES


The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although each Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which MFS has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.



The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after MFS has determined that the seller is creditworthy, and MFS monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS


The Fund may purchase loan participations and other direct indebtedness. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.



These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.



Certain of the loan participations and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.



The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Fund will purchase, MFS will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. For example, if a loan or other direct indebtedness is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on MFS's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that MFS determines that any such investments are illiquid, the Fund will include them in the investment limitations described below.


OPTIONS


OPTIONS ON SECURITIES--As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.



A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.


Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash, short-term money market instruments or high quality debt securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.


The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.



The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.


The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.


The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.


By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.


The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.



The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.



OPTIONS ON STOCK INDICES--As noted in the Prospectus, the Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."


The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of MFS, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining cash, short-term money market instruments or high quality debt securities with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.



The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.



The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.


The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


FUTURES CONTRACTS--As noted in the Prospectus, the Fund may purchase and sell futures contracts on stock indices ("Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.



A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.



The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable - a process known as "marking to the market."


Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.


OPTIONS ON FUTURES CONTRACTS--As noted in the Prospectus, the Fund may purchase and write options to buy or sell futures contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.


An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse.



The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of cash, short-term money market instruments or high quality debt securities in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash, short-term money market instruments or high quality debt securities in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.


RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS


RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The Fund's abilities effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts and Options on Futures Contracts depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.



For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.


It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.


The trading of Futures Contracts and options for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options and futures markets. In this regard, trading by speculators in options and Futures Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such Contracts.


The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.


In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.


The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.


The Fund may enter into transactions in options, Futures Contracts and Options on Futures Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that cash or securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.


With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index or Futures Contract.


POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for BONA FIDE hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.



The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.



When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Contract is minimized.



The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although MFS disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (I.E., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

                              -------------------

The Fund's limitations, policies and ratings restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


3.  INVESTMENT RESTRICTIONS


The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or the Fund, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or the Fund, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or the Fund, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.



The Trust, on behalf of the Fund, may not:


                                  (1)
        borrow  amounts  in  excess   of  33  1/3%   of  its  assets   including
  amounts borrowed;

                                  (2)
        underwrite   securities   issued   by  other   persons   except  insofar
  as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

                                  (3)
        purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices and any other type of option, and Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices and any other type of option, and Futures Contracts) acquired as a result of the ownership of securities;


                                  (4)
        issue any senior securities except as permitted by the Investment Company Act of 1940 (the "1940 Act"). For purposes of this restriction, collateral arrangements with respect to any type of option
  (including Options on Futures Contracts, Options and Options on Stock Indices), Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;


        make loans to other(5) persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

                                  (6)
        purchase  any  securities  of  an  issuer  of  a  particular   industry,
  if as a result, 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).


In addition, the Fund has adopted the following nonfundamental policies which may be changed without shareholder approval. The Trust, on behalf of the Fund, will not:


                                  (1)
        invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

                                  (2)
        invest more than 5% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

                                  (3)
        purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

                                  (4)
        purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

                                  (5)
        purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options and Options on Stock Indices) and Futures Contracts;

                                  (6)
        sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

                                  (7)
        invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

                                  (8)
        pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options and Options on Stock Indices), Futures Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

                                  (9)
        purchase    securities   while    borrowings   from    banks   under   a
  line of credit or similar arrangement exceed 5% of the Fund's total assets;


                                 (10)
        purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, Options on Futures Contracts or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or

                                 (11)
        invest for the purpose of exercising control or management.


4.  MANAGEMENT OF THE FUND



The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. MFS is responsible for the investment management of the Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


TRUSTEES


A. KEITH BRODKIN* -- Chairman and President
Massachusetts Financial Services Company, Chairman



NELSON J. DARLING, JR.
Director or Trustee of several corporations or trusts, including Eastern Enterprises (diversified holding company), Trustee

Address: 18 Tremont Street, Boston, Massachusetts


WILLIAM R. GUTOW -- Private Investor; Real Estate Consultant; Capitol Entertainment (Blockbuster Video Franchise), Vice Chairman

Address: 3102 Maple Avenue, #100, Dallas, Texas

OFFICERS


W. THOMAS LONDON* -- Treasurer
Massachusetts Financial Services Company, Senior Vice President



STEPHEN E. CAVAN* -- Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary



JAMES R. BORDEWICK, JR.* -- Assistant Secretary
Massachusetts Financial Services Company, Vice President and Associate General Counsel



JAMES O. YOST* -- Assistant Treasurer
Massachusetts Financial Services Company, Vice President

--------------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Mr. Brodkin and each officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Brodkin and Cavan are the Chairman and the Secretary, respectively, of MFD and hold similar positions with certain other MFS affiliates.


As of December 31, 1995, the Trustees and officers, as a group, owned less than 1% of the Fund's shares outstanding on that date.



As of December 31, 1995, U F C W Participating Food Ind. Employers Tri-State Pension Fund, Pennsakauken, NJ, 08109-3377 was the record owner of 14.67% of the outstanding shares of the Fund. As of December 31, 1995, C W A Pension & Death Benefit Trust, Washington, D.C., 10001-2760 was the record owner of 14.51% of the outstanding shares of the Fund. As of December 31, 1995, Maritime Association I L A Pension Plan, Houston, TX, 77034-4537 was the record owner of 30.91% of the outstanding shares of the Fund. As of December 31, 1995, Savannah ILA Employers Pension Plan was the record owner of approximately 6.24% of the outstanding shares of the Fund. As of December 31, 1995, International Longshoremens Assoc., Southeast Florida Ports Employers Pension Fund, Miami, Florida 33132-1959 was the record owner of approximately 12.45% of the outstanding shares of the Fund.



The Trust pays the compensation of the Trustees who are not officers of MFS (who will each receive $1,300 annually plus $300 per meeting and $300 per committee meeting attended). Set forth in Appendix A hereto is certain information concerning the cash compensation paid to the Trustees.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada.



MFS manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Trust dated as of December 8, 1993 (the "Advisory Agreement"). MFS provides the Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.65% per annum of the average daily net assets of the Fund.



For the fiscal year ended September 30, 1995, MFS received fees under the Advisory Agreement of $193,107.



In order to comply with the expense limitations of certain state securities commissions, MFS will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. MFS will make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs.



The Advisory Agreement with the Fund will remain in effect until December 8, 1996, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment
Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement for the Fund provides that if MFS ceases to serve as the investment adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


CUSTODIAN


State Street Bank and Trust Company (the "Custodian") is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The
Custodian has contracted with MFS for MFS to perform certain accounting functions related to certain transactions for which the Adviser receives remuneration on a cost basis.


SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agent Agreement with the Trust on behalf of the Fund, dated as of November 17, 1995 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee based on the number of shareholder accounts, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR


MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated as of December 8, 1993 (the "Distribution Agreement").



The Distribution Agreement will remain in effect until December 8, 1996 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


5.  PORTFOLIO TRANSACTIONS AND BROKERAGE
   COMMISSIONS


Specific decisions to purchase or sell securities for the Fund are made by employees of MFS, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of MFS or any subsidiary of MFS in a similar capacity.



The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. MFS has complete freedom as to the markets in and the broker-dealers through which it seeks this result. MFS attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of MFS on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, which are principally traded in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers (where no stated commissions are paid but the prices include a dealer's markup or markdown), MFS normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to MFS on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by MFS. At present no other recapture arrangements are in effect.

Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFS may cause the Fund to pay a broker-dealer which provides brokerage and research services to MFS an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFS's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.


The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Although commissions paid on every transaction will, in the judgment of MFS, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and MFS's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.



Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to MFS for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed MFS to allocate a total of $23,100 of commission business from the various MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of the Lipper Directors' Analytical Data Service (which provides information useful to the Trustees in reviewing the relationship between the Fund and MFS).


The investment management personnel of MFS attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by MFS as a consideration in the selection of brokers to execute portfolio transactions. However, MFS is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.


The management fee that the Fund pays to MFS will not be reduced as a consequence of the receipt of brokerage and research services by MFS. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to MFS in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to MFS in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of MFS, MFS would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.



In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of one or more of the other clients of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that a Fund's ability to participate in volume transactions will produce better executions for the Fund.



For the fiscal year ended September 30, 1995, the Fund paid total brokerage commissions of $115,591. For the period from commencement of investment operations on January 14, 1994 to September 30, 1994, the Fund paid total brokerage commissions of $39,724.


6.  TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing and certain other requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify for treatment as a "regulated investment company" in any year, the Fund would incur regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to non-exempt shareholders. The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. As long as the Fund qualifies for treatment as a regulated investment company under the Code, it will not be subject to any Massachusetts excise or income taxes.



Shareholders of the Fund who are not tax-exempt entities normally will have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains, whether paid to shareholders who are non tax-exempt entities in cash or additional shares, are taxable to these shareholders as ordinary income for federal income tax purposes. A portion of the Fund's ordinary income dividends (but none of its capital gains) is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of the Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (I.E., the excess of the net long-term capital gains over short-term capital losses), whether received in cash or reinvested in additional shares, if designated as such by the Fund, are taxable to non-exempt shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Fund dividends which are declared in October, November, or December, and paid the following January will be taxable to non-tax-exempt shareholders as if received on December 31 of the year in which they are declared.



Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares in the Fund shortly before the record date of any taxable dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a redemption of shares may also be disallowed under rules relating to wash sales.



The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders.



The Fund's transactions in options and Futures Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (I.E., treated as if closed out) on such day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio will constitute "straddles," and may be subject to special tax rules that could cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options and Futures Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.



Dividends and certain other payments to non-exempt persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on any taxable dividends or other payments made to Non-U.S. Persons that are subject to such withholding regardless of whether a lower treaty rate may be permitted. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period applicable to such claims. Distributions received from the Fund by Non-U.S. Persons also may be subject to tax under the laws of their jurisdiction. The Fund is also required in certain circumstances to apply backup withholding of 31% of taxable dividends, and redemption proceeds paid to any individual or certain other noncorporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to payments which have been subject to 30% withholding.



Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund intends to advise non-tax-exempt shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding other consequences of an investment in the Fund.


7.  DETERMINATION OF NET ASSET VALUE;
   PERFORMANCE INFORMATION

NET ASSET VALUE


The net asset value per share of the Fund is determined each day during which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding. Securities, Futures Contracts and options in a Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, Futures Contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders accepted by MFD, in its capacity as the Fund's distributor, prior to its calculation.


PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance. The Fund's average annual total rate of return for the one-year period ended September 30, 1995 and for the period from January 14, 1994 (commencement of investment operations) to September 30, 1995 was 24.21% and 11.11%, respectively. The average annual total rate of return for the LSI for the one-year period ended September 30, 1995 and for the period from January 14, 1994 to September 30, 1995 was 27.53% and 25.43%, respectively.



From time to time, the Fund may quote, and compare its performance to, the LSI. In addition, from time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, THE 100 BEST MUTUAL FUNDS YOU CAN BUY by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund
performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


MFS FIRSTS: MFS has a long history of innovations.


-- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.


-- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

-- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.


-- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").



-- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.


-- 1976 -- MFS Municipal Bond Fund is among the first municipal bond funds established.


-- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.



-- 1981 -- MFS World Governments Fund is established as America's first globally diversified fixed income mutual fund.



-- 1984 -- MFS Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.


-- 1986 -- MFS Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

-- 1986 -- MFS Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.


-- 1987 -- MFS Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.


-- 1989    --    MFS    Regatta    becomes    America's    first   non-qualified
   market-value-adjusted fixed/variable annuity.

-- 1990 -- MFS World Total Return Fund is the first global balanced fund.

-- 1993 -- MFS World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


-- 1993  -- MFS  becomes money  manager of MFS  Union Standard  Trust, the first
   Trust to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


8.  DISTRIBUTION PLAN


The Trustees have adopted a Distribution Plan for the Fund (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions.

The Distribution Plan provides that the Fund will pay MFD a distribution fee up to (but not necessarily all of) 0.25% per annum of the Fund's average daily net assets. Payments under the Distribution Plan have been set for an indefinite period of time at 0.15% per annum of the Fund's average daily net assets.



The Distribution Plan will remain in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties to the Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan requires that the Fund and MFD each shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Fund's shares (as defined in "Investment Restrictions"). Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Fund's shares (as defined in "Investment Restrictions") and may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.



For the fiscal year ended September 30, 1995, the Fund incurred expenses under the Distribution Plan of $44,473 (equal to 0.15% per annum of its average daily net assets), all of which MFD retained. For the period from commencement of investment operations on January 14, 1994 to September 30, 1994, the Fund incurred expenses under the Distribution Plan of $14,882 (equal to 0.15% per annum of its average daily net assets), all of which MFD retained.


9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the two series, the Equity Fund and the Research Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. The Trustees have no current intention to classify more than one class of shares. Each share of a Fund represents an equal proportionate interest in the assets of the Fund. Upon liquidation of the Fund, shareholders of the Fund are entitled to share PRO RATA in the net assets of the Fund available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust of the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


10.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS



Deloitte & Touche LLP are the Trust's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.



The Portfolio of Investments at September 30, 1995, the Statement of Assets and Liabilities at September 30, 1995, the Statement of Operations for the year ended September 30, 1995, the Statement of Changes in Net Assets for the year ended September 30, 1995 and the period ended September 30, 1994, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                      APPENDIX A



                           TRUSTEE COMPENSATION TABLE



                                                                   TOTAL TRUSTEE FEES
                                                    TRUSTEE FEES     FROM THE FUND
NAME OF TRUSTEE                                     FROM FUND(1)      COMPLEX (2)
--------------------------------------------------  ------------   ------------------
A. Keith Brodkin..................................     $    0            $    0
Nelson J. Darling.................................      3,100            15,858
William R. Gutow..................................      3,100            15,858



NOTES:



(1) For fiscal year ended September 30, 1995.



(2) For calendar year 1995. All Trustees receiving compensation served as Trustees of 17 funds within the MFS Fund Complex (having aggregate net assets at December 31, 1995, of approximately $306 million).

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000
CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 637-8730

MAILING ADDRESS
P.O. Box 1400, Boston, MA 02104-9985
INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110



MFS-REGISTERED TRADEMARK- UNION
STANDARDSM EQUITY FUND
500 Boylston Street
Boston, MA 02116

                                                                         MFS
                                                                       UNION
                                                                    STANDARD(SM)
                                                                      EQUITY
                                                                        FUND

                                                                   Annual Report
                                                              September 30, 1995

[A picture of three American flags.]

MFS  UNION  STANDARD(SM)  EQUITY  FUND

TRUSTEES                          SHAREHOLDER  SERVICE  CENTER
A. Keith Brodkin*                 MFS Service Center, Inc.
Chairman and President            P.O. Box 1400
                                  Boston, MA 02104-9985
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises      For general information, call toll free:
                                  1-800-637-8730 any business day from
William R. Gutow                  9 a.m. to 5 p.m. Eastern time.
Private Investor;
Senior Vice President,
 Capitol Entertainment            CUSTODIAN
                                  State Street Bank and Trust Company
INVESTMENT  ADVISER
Massachusetts Financial
 Services Company                 AUDITORS
500 Boylston Street               Deloitte & Touche LLP
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO  MANAGER
William S. Harris*

TREASURER
W. Thomas London*

ASSISTANT  TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT  SECRETARY
James R. Bordewick, Jr.*








*Affiliated with the Investment Adviser

                        [Recycle Logo] This report is printed on recycled paper.

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
For most of the 12 months ended September 30, 1995, the stock market made impressive gains as investors reacted positively to the apparent success of the Federal Reserve Board in engineering a "soft landing" of the domestic economy through a more restrictive monetary policy. The Federal Reserve's credit tightening measures in 1994 and early 1995 have resulted in a slowdown in economic activity, marked by lower interest rates and low inflation.

    For the year ended September 30, 1995, the Fund provided a total return of +24.2%, compared to a total return over the same period of +27.5% for the ACS Labor Sensitivity Index(SM) (the LSI(SM), an unmanaged index of common stocks of companies selected on the basis of labor-sensitive criteria. A discussion of the factors which contributed to the Fund's underperformance relative to the LSI may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
Moderate, but sustainable growth appears to be the hallmark of the economic expansion's fifth year. After slowing earlier in the summer, homebuying was making modest gains by September 30, although consumer spending was still showing some areas of weakness. Businesses, meanwhile, continued to work off excess inventories and reduce factory output. At the same time, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, the Federal Reserve's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough confidence to help maintain 2 1/2% to 3% real (adjusted for inflation) growth in gross domestic product, at least through 1995.

Interest Rates
Although the Federal Reserve implemented a one-quarter percentage point decrease in short-term interest rates in July, the effects of its seven rate increases, which began in early 1994 and ended in February of this year, are still being felt throughout the economy. While there have been some increases in commodity prices, companies have not been able to pass along most of those higher costs. This is partly due to the need to keep fighting for market share, and also because wages and benefits of U.S. workers are still growing at a pace that is near, or perhaps below, the inflation rate, limiting consumer buying power. At the end of July, the nation's employment cost index had risen at a rate of just 2.8% over the previous year, helping to contain cost pressures. At the same time, however, the bond markets have apparently become convinced that economic growth will be contained for the near future and have allowed long-term interest rates to decline. Although previous monetary easing by the Federal Reserve has been followed by additional rate reductions, prospects for further decreases in the current environment are uncertain. Still, with long-term government bonds yielding approximately 6.6%, in an environment of 2 1/2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Stock Market
After several months of very strong performance in 1995, the stock market became somewhat volatile in the last few weeks before September 30, as concerns about selected earnings disappointments had a negative effect on stock prices. Still, the longer-term outlook for a number of growth sectors, such as technology, leisure and household products, remains favorable, as do the prospects for many small-company stocks because of their growth potential relative to larger companies. Also, companies' increasing emphasis on cost-containment, coupled with their growing use of technology, has helped keep them competitive and reasonably profitable. Finally, we have been watching with interest the recent series of corporate mergers in such industries as banking, entertainment, health care and consumer products. Unlike previous merger waves, which were often intended to build conglomerates of loosely related or unrelated businesses, this year's mergers of similar companies seem to be more rationally based on the goal of helping the merged companies reduce costs and, in general, be more competitive. Looking ahead, we believe these factors, along with a stabilizing interest rate environment and a continuation of favorable earnings reports, will help maintain the stock market's positive momentum.

Portfolio Performance and Strategy
While the Fund's returns lagged the LSI for the 12 months ended September 30, much of that underperformance came during the Fund's first fiscal quarter, or the last three months of 1994. This was partly the result of the Fund's underweightings, relative to the LSI, of consumer staples and utility stocks. For the first nine months of 1995, however, the Fund reported a total return of +27.2%, compared with a +27.3% return for the LSI. Part of the reason for the strength of the LSI versus the Fund is that over 20% of the LSI is made up of General Electric, AT&T, Exxon, Coca-Cola, Philip Morris, and Merck. However, these stocks, whose performance exceeded expectations in this year's strong market, only represented 13% of the Fund's portfolio.
    Going forward, our portfolio strategy -- like our economic assumptions -- has not changed materially since our last report in April. We believe the economy will remain relatively sluggish in response to the Federal Reserve's actions, with relatively low inflation and lower interest rates, but no recession. Also, in addition to weakness in the automobile, housing and retail industries cited in our last report, construction equipment and heavy truck companies have reported substantially lower sales numbers than expected. If the dollar continues to strengthen, exports may begin to suffer. Meanwhile, the outlook for inflation remains positive, with the possible exception of food prices; poor weather has resulted in reduced crop forecasts and left stocks of surplus grain near record low levels. Based on these assumptions, we have continued to reduce the portfolio's exposure to cyclical or economically sensitive industries. At the same time, we have increased our positions in interest-sensitive utilities, especially regional telephone companies such as BellSouth and Ameritech, while adding to our positions in the leisure, agriculture and aerospace industries.
    We appreciate your support and welcome any questions or comments you may have.

Respectfully,




/s/ A. Keith Brodkin                    /s/ William S. Harris
    A. Keith Brodkin                        William S. Harris
    Chairman and President                  Portfolio Manager

October 13, 1995

PORTFOLIO  MANAGER  PROFILE

William Harris joined the MFS Research Department in 1967 as an industry specialist. A graduate of the University of Virginia, he was named Investment Officer in 1969, Vice President - Investments in 1970, Senior Vice President in 1979 and Executive Vice President in 1982. Mr. Harris is a member of The
Boston Security Analysts Society, Inc.

OBJECTIVE  AND  POLICIES

The Fund's investment objective is to provide long-term growth of capital that, net of Fund expenses, exceeds the performance of the ACS Labor Sensitivity Index (the LSI). Dividend and interest income from portfolio securities, if any, is incidental to long-term growth of capital.

The Fund invests primarily in equity securities of companies possessing opportunities for long-term capital growth which are contained in the LSI. The Fund may also invest in securities convertible into common or preferred stock.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1995

                                       Percent of                                          Percent of
Five Largest Industries                Net Assets  Ten Largest Holdings                    Net Assets
-----------------------------------------------------------------------------------------------------
Food and Beverage Products                  12.6   American Telephone & Telegraph Co.            3.7
------------------------------------------------   -------------------------------------------------
Utilities - Telephone                       12.0   General Electric Co.                          3.6
------------------------------------------------   -------------------------------------------------
Utilities - Electric                         8.6   Exxon Corp.                                   3.0
------------------------------------------------   -------------------------------------------------
Oils                                         7.3   Coca-Cola Co.                                 2.9
------------------------------------------------   -------------------------------------------------
Consumer Goods and Services                  6.7   Philip Morris Cos., Inc.                      2.8
------------------------------------------------   -------------------------------------------------
                                                   Merck & Co., Inc.                             2.7
                                                   -------------------------------------------------
                                                   BellSouth Corp.                               2.5
                                                   -------------------------------------------------
                                                   Ameritech Corp.                               2.2
                                                   -------------------------------------------------
                                                   Citicorp                                      2.0
                                                   -------------------------------------------------
                                                   du Pont (E.I.) de Nemours & Co., Inc.         1.9
                                                   -------------------------------------------------

PERFORMANCE

The information on the following page illustrates the historical performance of MFS Union Standard Equity Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $5,000,000 INVESTMENT
(For the Period from February 1, 1994 to September 30, 1995)

Line graph representing the growth of a $5,000,000 investment for the period from February 1, 1994 to September 30, 1995. The graph is scaled from $4,000,000 to $6,500,000 in $500,000 segments. The years are marked in 3-month segments from 1990 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Union Standard Equity Fund, a second line of short dashes represents the S&P 500, and a third line of medium-short dashes represents the Consumer Price Index.

    MFS Union Standard Equity Fund       $5,863,570
    S&P 500                              $6,356,000
    Consumer Price Index                 $5,239,500



AVERAGE ANNUAL TOTAL RETURNS
                                                                       1/14/94*-
                                                            1 Year     9/30/95
------------------------------------------------------------------------------
MFS Union Standard Equity Fund                             +24.21%  +11.11%
------------------------------------------------------------------------------
ACS Labor Sensitivity Index (LSI)                          +27.53%  +14.17%
------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                     +29.71%  +15.48%
------------------------------------------------------------------------------
Consumer Price Index(S)                                    + 2.54%  + 2.85%
------------------------------------------------------------------------------
  * Commencement of investment operations. Benchmark comparisons begin on February 1, 1994 except for ACS LSI, which is from January 14, 1994.
  + The Standard & Poor's 500 Composite Index is a popular, unmanaged index of common stock performance.
(S) The Consumer Price Index is a popular measure of change in prices.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Shares of the Fund have no initial sales charge or contingent deferred sales charge but have annual fees and expenses. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at the earlier of the date of repayment of reimbursement in its entirety, or December 31, 1998.

PORTFOLIO  OF  INVESTMENTS - September 30, 1995

Common Stocks and Warrants - 98.2%
-----------------------------------------------------------------------------
Issuer                                                Shares          Value
-----------------------------------------------------------------------------
Aerospace - 5.6%
  Boeing Co.                                          6,000     $   409,500
  Lockheed Martin Corp.                               9,000         604,125
  McDonnell Douglas Corp.                             8,000         662,000
  Raytheon Co.                                        4,000         340,000
                                                                -----------
                                                                $ 2,015,625
-----------------------------------------------------------------------------
Agricultural Products - 2.3%
  AGCO Corp.                                         10,000     $   455,000
  Case Corp.                                         10,000         367,500
                                                                -----------
                                                                $   822,500
-----------------------------------------------------------------------------
Airlines - 2.4%
  Northwest Airlines Corp.                           10,000     $   425,000
  Southwest Airlines Co.                             17,000         429,250
                                                                -----------
                                                                $   854,250
-----------------------------------------------------------------------------
Apparel and Textiles - 0.7%
  Hartmarx Corp.                                     40,000     $   240,000
-----------------------------------------------------------------------------
Automotive - 1.3%
  Ford Motor Co.                                     15,000     $   466,875
-----------------------------------------------------------------------------
Banks and Credit Companies - 3.6%
  BankAmerica Corp.                                  10,000     $   598,750
  Citicorp                                           10,000         707,500
                                                                -----------
                                                                $ 1,306,250
-----------------------------------------------------------------------------
Chemicals - 3.0%
  du Pont (E.I.) de Nemours & Co., Inc.              10,000     $   687,500
  Monsanto Co.                                        4,000         403,000
                                                                -----------
                                                                $ 1,090,500
-----------------------------------------------------------------------------
Consumer Goods and Services - 6.7%
  Department 56, Inc.*                               10,000     $   467,500
  Philip Morris Cos., Inc.                           12,000       1,002,000
  Seagrams Ltd.                                      10,000         358,750
  Tyco International Ltd.                             9,000         567,000
                                                              -------------
                                                                $ 2,395,250
-----------------------------------------------------------------------------
Defense Electronics - 1.9%
  Loral Corp.                                        12,000     $   684,000
-----------------------------------------------------------------------------
Electrical Equipment - 6.0%
  General Electric Co.                               20,000     $ 1,275,000
  Honeywell, Inc.                                    12,000         514,500
  Westinghouse Electric Corp.                        25,000         375,000
                                                                -----------
                                                                $ 2,164,500
-----------------------------------------------------------------------------
Entertainment - 3.9%
  Circus Circus Enterprises, Inc.*                   10,000     $   280,000
  Disney (Walt) Co.                                   7,500         430,313
  Harrah's Entertainment, Inc.*                      12,000         351,000
  Mirage Resorts, Inc.*                              10,000         328,750
                                                              -------------
                                                                $ 1,390,063
-----------------------------------------------------------------------------
Food and Beverage Products - 12.6%
  Campbell Soup Co.                                   7,100     $   356,775
  Coca-Cola Co.                                      15,000       1,035,000
  General Mills, Inc.                                10,000         557,500
  Hershey Foods Corp.                                 7,500         482,813
  Interstate Bakeries Corp.                          20,000         422,500
  Kellogg Co.                                         5,000         361,875
  PepsiCo, Inc.                                      12,000         612,000
  Ralston Purina Co.                                 12,000         694,500
                                                                -----------
                                                                $ 4,522,963
-----------------------------------------------------------------------------
Forest and Paper Products - 1.1%
  Scott Paper Co.                                     8,000     $   388,000
-----------------------------------------------------------------------------
Machinery - 2.9%
  Deere & Co., Inc.                                   4,000     $   325,500
  Ingersoll Rand Co.                                 10,000         375,000
  York International Corp.                            8,100         341,212
                                                                -----------
                                                                $ 1,041,712
-----------------------------------------------------------------------------
Medical and Health Products - 6.2%
  American Home Products Corp.                        8,000     $   679,000
  Johnson & Johnson                                   8,000         593,000
  Merck & Co., Inc.                                  17,000         952,000
                                                                -----------
                                                                $ 2,224,000
-----------------------------------------------------------------------------
Oils - 7.3%
  Amoco Corp.                                         8,000     $   513,000
  Chevron Corp.                                       9,000         437,625
  Exxon Corp.                                        15,000       1,083,750
  Mobil Corp.                                         6,000         597,750
                                                                -----------
                                                                $ 2,632,125
-----------------------------------------------------------------------------
Pollution Control - 1.1%
  USA Waste Services, Inc.*                          20,000     $   390,000
-----------------------------------------------------------------------------
Printing and Publishing - 1.1%
  Pulitzer Publishing Co.                             7,500     $   388,125
-----------------------------------------------------------------------------
Restaurants and Lodging - 1.3%
  Promus Hotel Corp.*                                20,100     $   457,275
-----------------------------------------------------------------------------
Stores - 1.4%
  Federated Department Stores, Inc.*                 18,000     $   510,750
-----------------------------------------------------------------------------
Supermarkets - 3.1%
  Kroger Co.*                                        18,000     $   614,250
  Safeway, Inc.                                      12,000         501,000
                                                                -----------
                                                                $ 1,115,250
-----------------------------------------------------------------------------
Utilities - Electric - 8.6%
  Cinergy Corp.                                      20,000     $   557,500
  DPL, Inc.                                          20,000         462,500
  FPL Group, Inc.                                    12,000         490,500
  Illinova Corp.                                     20,000         542,500
  Nipsco Industries, Inc.                            16,000         558,000
  Pinnacle West Capital Corp.                        18,000         472,500
                                                                -----------
                                                                $ 3,083,500
-----------------------------------------------------------------------------
Utilities - Gas - 2.0%
  Pacific Enterprises                                18,000     $   452,250
  Panhandle Eastern Corp.                            10,000         272,500
                                                                -----------
                                                                $   724,750
-----------------------------------------------------------------------------
Utilities - Telephone - 12.0%
  American Telephone & Telegraph Co.                 20,000     $ 1,315,000
  Ameritech Corp.                                    15,000         781,875
  BellSouth Corp.                                    12,000         877,500
  Frontier Corp.                                     20,000         532,500
  GTE Corp.                                          10,000         392,500
  SBC Communications, Inc.                            7,000         385,000
                                                                -----------
                                                                $ 4,284,375
-----------------------------------------------------------------------------
Total Common Stocks and Warrants (Identified Cost,
$29,305,231)                                                    $35,192,638
-----------------------------------------------------------------------------
Short-Term  Obligation - 0.8%
-----------------------------------------------------------------------------
                                           Principal Amount
                                             (000 Omitted)
-----------------------------------------------------------------------------
  Federal Home Loan Bank, due 10/04/95,
   at Amortized Cost                                 $  300     $   299,860
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $29,605,091)                $35,492,498
Other Assets,  Less Liabilities - 1.0%                              349,414
-----------------------------------------------------------------------------
Net Assets - 100.0%                                             $35,841,912
-----------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
September 30, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $29,605,091)            $35,492,498
  Cash                                                                 94,038
  Receivable for investments sold                                   2,611,381
  Dividends receivable                                                 60,800
  Deferred organization expenses                                       19,100
  Other assets                                                            299
                                                                  -----------
      Total assets                                                $38,278,116
                                                                  -----------
Liabilities:
  Payable for investments purchased                               $ 2,414,567
  Payable to affiliates -
    Management fee                                                      1,656
    Distribution fee                                                      292
  Accrued expenses and other liabilities                               19,689
                                                                  -----------
      Total liabilities                                           $ 2,436,204
                                                                  -----------
Net assets                                                        $35,841,912
                                                                  ===========
Net assets consist of:
  Paid-in capital                                                 $28,923,445
  Unrealized appreciation on investments                            5,887,407
  Accumulated undistributed net realized gain on investments          636,154
  Accumulated undistributed net investment income                     394,906
                                                                  -----------
      Total                                                       $35,841,912
                                                                  ===========
Shares of beneficial interest outstanding                          3,023,850
                                                                  ===========
Net asset value, offering price, and redemption price per
  share (net assets of $35,841,912 / 3,023,850 shares of
  beneficial interest outstanding)                                   $11.85
                                                                     ======
See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended September 30, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $  704,104
    Interest                                                            58,430
                                                                    ----------
      Total investment income                                       $  762,534
                                                                    ----------
  Expenses -
    Management fee                                                  $  193,107
    Trustees' compensation                                               6,200
    Shareholder servicing agent fee                                      1,306
    Distribution fee                                                    44,473
    Auditing fees                                                       31,900
    Printing                                                            28,856
    Custodian fee                                                       17,072
    Amortization of organization expenses                                4,949
    Legal fees                                                           1,523
    Miscellaneous                                                        2,071
                                                                    ----------
      Total expenses                                                $  331,457
    Reduction of expenses by investment adviser                        (25,470)
    Fees paid indirectly                                                (9,478)
                                                                    ----------
      Net expenses                                                  $  296,509
                                                                    ----------
        Net investment income                                       $  466,025
                                                                    ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
   transactions                                                     $  806,897
  Change in unrealized appreciation on investments                   5,900,373
                                                                    ----------
        Net realized and unrealized gain on investments             $6,707,270
                                                                    ----------
          Increase in net assets from operations                    $7,173,295
                                                                    ==========
See notes to financial statements

Statement  of  Changes  in  Net  Assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Year Ended        Period Ended
                                                                                            September 30, 1995  September 30, 1994*
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -                                                                                 $   466,025          $   153,346
  Net investment income
  Net realized gain (loss) on investments                                                             806,897             (170,743)
  Net unrealized gain (loss) on investments                                                         5,900,373              (12,966)
                                                                                                  -----------          -----------
    Increase (decrease) in net assets from operations                                             $ 7,173,295          $   (30,363)
                                                                                                  -----------          -----------

Distributions declared to shareholders from net investment income                                 $  (224,465)         $    --
                                                                                                  -----------          -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                                                $ 9,572,700          $22,212,350
  Net asset value of shares issued to shareholders in reinvestment of distributions                   224,465               --
  Cost of shares reacquired                                                                        (3,088,531)             (47,539)
                                                                                                  -----------          -----------
    Increase in net assets from Fund share transactions                                           $ 6,708,634          $22,164,811
                                                                                                  -----------          -----------
      Total increase in net assets                                                                $13,657,464          $22,134,448
Net assets:
  At beginning of period                                                                           22,184,448               50,000
                                                                                                  -----------          -----------
  At end of period (including accumulated undistributed net investment income of $394,906         $35,841,912          $22,184,448
    and $153,346, respectively)                                                                   ===========          ===========


*For the period from the commencement of investment operations, January 14, 1994 to September 30, 1994.

See notes to financial statements

Financial  Highlights
------------------------------------------------------------------------------
                                            Year Ended           Period Ended
                                     September 30, 1995   September 30, 1994*
------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):

Net asset value - beginning of period       $  9.64                 $10.00
                                            -------                 ------

Income from investment operations++-
  Net investment income**                   $  0.17                 $ 0.12
  Net realized and unrealized gain
   (loss) on investments                       2.14                  (0.48)
                                            -------                 ------
  Total from investment operations          $  2.31                 $(0.36)
                                            -------                 ------
Less distributions declared to
 shareholders from net investment income    $ (0.10)                $  --
                                            -------                 ------
Net asset value - end of period             $ 11.85                 $ 9.64
                                            =======                 ======
Total return                                 24.21%                (3.60)%
Ratios (to average net assets)/
 Supplemental data**:
  Expenses##                                  1.00%                  1.00%+
  Net investment income                       1.58%                  1.55%+
Portfolio turnover                             125%                    48%
Net assets at end of period (000 omitted)   $35,842                $22,184

 *For the period from the commencement of investment operations, January 14,
  1994 to September 30, 1994.
 +Annualized.
++Per share data is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly. The ratio of net expenses to average net assets is 1.00%.
**The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of average daily net assets. If this agreement had not been in effect, the net investment income per share and the ratios would have been:
    Net investment income                   $0.16                   $0.07
    Ratios (to average net assets):
      Expenses##                             1.12%                   1.64%+
      Net investment income                  1.49%                   0.91%+

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Union Standard Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to bear all of the Fund's operating expenses until December 31, 1998. The Fund in turn will pay MFS an expense reimbursement fee not greater than 1.00% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to the amount paid by MFS in prior years. At September 30, 1995, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $87,141, including $25,470 incurred in the current year. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Distributor - MFD, a wholly owned subsidiary of MFS, is distributor of the Fund. The Trustees have adopted a separate distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The distribution plan provides that the Fund will pay MFD up to 0.25% per annum of the Fund's average daily net assets in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. This rate has been set at 0.15% for an indefinite period.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated based on the number of shareholder accounts in the Fund.

(4) Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $42,142,301 and $34,968,423, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $29,605,091
                                                                  ===========
Gross unrealized appreciation                                     $ 6,015,717
Gross unrealized depreciation                                        (128,310)
                                                                  -----------
  Net unrealized appreciation                                     $ 5,887,407
                                                                  ===========

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                       Year Ended                Period Ended
                               September 30, 1995          September 30, 1994*
                           ----------------------    ------------------------
                             Shares        Amount        Shares        Amount
-----------------------------------------------------------------------------
Shares sold                 983,045    $9,572,700     2,301,136   $22,212,350
Shares issued to
 shareholders in
 reinvestment
 of distributions            24,033       224,465         --            --
Shares reacquired          (284,399)   (3,088,531)       (4,965)      (47,539)
                            -------    ----------     ---------   -----------
  Net increase              722,679    $6,708,634     2,296,171   $22,164,811
                            =======    ==========     =========   ===========

*For the period from commencement of investment operations, January 14, 1994 to September 30, 1994.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1995 was $356.

INDEPENDENT  AUDITORS'  REPORT

To the Trustees of MFS Union Standard Trust and Shareholders of MFS Union Standard Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Union Standard Equity Fund (one of the series constituting MFS Union Standard Trust) as of September 30, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets, and financial highlights for the year ended September 30, 1995 and for the period from January 14, 1994 (the commencement of investment operations) through September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Union Standard Equity Fund at September 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 3, 1995

                 ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS UNION STANDARD(SM)
EQUITY FUND

500 Boylston Street
Boston, MA 02116

                                  PART C


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS INCLUDED IN PART A:


             MFS UNION STANDARD EQUITY FUND


               For the period from the commencement of investment of operations, January 14, 1994 to September 30, 1994 and for the year ended September 30, 1995:
                  Financial Highlights


             FINANCIAL STATEMENTS INCLUDED IN PART B:


             MFS UNION STANDARD EQUITY FUND


               At September 30, 1995:
                  Portfolio of Investments*
                  Statement of Assets and Liabilities*


               For the year ended September 30, 1995:
                  Statement of Operations*


               For the period from the commencement of investment operations, January 14, 1994 to September 30, 1994 and for the year ended September 30, 1995:
                  Statement of Changes in Net Assets*


_____________________
* Incorporated by reference to the Fund's Annual Report to Shareholders dated September 30, 1995 filed with the SEC via EDGAR on November 30, 1995.


          (b)  EXHIBITS


               1  (a) Declaration of Trust, dated September 1, 1993.  (4)


                  (b) Amendment to Declaration of Trust-Designation of Series,
                      dated September 1, 1993.  (4)


                  (c) Amendment to Declaration of Trust - Abolishment of MFS
                      Union Standard Fixed Income Fund, a series of Shares of Beneficial Interest and Establishment and Designation of MFS Union Standard Research Fund, a series of Shares of Beneficial Interest, dated August 29, 1995. (4)

               2      By-Laws, dated September 1, 1993.  (4)

               3      Not Applicable.
               4      Form of Share Certificate.  (3)

               5  (a) Investment Advisory Agreement by and between MFS Union
                      Standard Trust on behalf of MFS Union Standard Equity Fund and Massachusetts Financial Services Company, dated December 8, 1993. (4)


                  (b) Investment Advisory Agreement by and between MFS Union
                      Standard Trust on behalf of MFS Union Standard Research Fund and Massachusetts Financial Services Company, dated November 17, 1995; filed herewith.


               6      Distribution Agreement, dated December 8, 1993.  (4)

               7      Not Applicable.

               8 (a) Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 8, 1993; filed herewith.


                 (b) Amendment to the Custodian Agreement, dated December 8, 1993. (4)


                 (c) Amendment to Custodian Contract, dated November 17, 1995; filed herewith.


               9 (a) Amended and Restated Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, Inc., dated November 17, 1995; filed herewith.


                 (b) Proxy Services Agreement between MFS Union Standard Trust and American Capital Strategies Ltd., dated December 8, 1993; filed herewith.


                 (c) Dividend Disbursing Agency Agreement between Registrant and State Street Bank and Trust Company, dated December 8, 1993. (4)


                 (d) Loan Agreement by and among the Banks named therein, the MFS Funds named therein, and The First National Bank of Boston dated as of February 21, 1995. (2)

               10 24f-2 Opinion and Consent of Counsel was filed with the Securities and Exchange Commission on November 16, 1995.


               11     Consent of Deloitte & Touche; filed herewith.

               12     Not Applicable.


               13     Investment Representation Letter, dated November 19,
                      1993.  (4)

               14     Not Applicable.


               15 (a) Distribution Plan for MFS Union Standard Equity Fund,
                      dated December 8, 1993.  (4)


                  (b) Distribution Plan for MFS Union Standard Research Fund,
                      dated November 17, 1995; filed herewith.


               16 Schedule of Computation for Performance Quotations - Total Return. (1)


               17 Financial Data Schedule on behalf of MFS Union Standard Equity Fund; filed herewith.

               18     Not Applicable.


                      Power of Attorney dated August 12, 1994.  (4)

_________________________

(1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.


(2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on
      February 28, 1995.


(3) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via
      EDGAR on July 28, 1995.


(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed with the SEC via EDGAR on September 1, 1995.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

         MFS UNION STANDARD EQUITY FUND

               (1)                                  (2)
         TITLE OF CLASS                    NUMBER OF RECORD HOLDERS


         Shares of Beneficial Interest                18
           (without part value)             (as of December 29, 1995)

         MFS UNION STANDARD RESEARCH FUND

               (1)                                  (2)
         TITLE OF CLASS                     NUMBER OF RECORD HOLDERS


         Shares of Beneficial Interest                0
           (without par value)              (as of December 29, 1995)


ITEM 27. INDEMNIFICATION

         Section 5.3 of the Registrant's Declaration of Trust provides that every person who is or has been a Trustee or officer of the Registrant shall be indemnified by the Registrant against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. However,
Section 5.3 further provides that no indemnification shall be provided to a Trustee or officer:

         (i) against any liability to the Registrant or the shareholders of the Registrant by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or

         (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (i) or (ii) above resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

               (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

               (B)  by written opinion of independent legal counsel.

         The term "Disinterested Trustee" is defined as one who is not an interested person of the Registrant and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

         Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in Section 5.3 of the Registrant's Declaration of Trust shall be advanced by the Registrant prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under Section 5.3, provided that either:

         (i) such undertaking is secured by a surety bond or some other appropriate security or the Registrant shall be insured against losses arising out of any such advances; or

         (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         Section 9 of the Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc. ("MFSC") specifies that the Registrant will indemnify MFSC against and hold MFSC harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from MFSC's bad faith or negligence, and arising out of, or in connection with, MFSC's duties on behalf of the Registrant under such Agreement. In addition, Section 9 provides that the Registrant will indemnify MFSC against and hold MFSC harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit as a result of MFSC acting in accordance with any instructions reasonably believed by MFSC to have been executed or orally communicated by any person duly authorized by the Registrant or its principal underwriter, or as a result of acting in accordance with written or oral advice reasonably believed by MFSC to have been given by counsel for the Registrant, or as a result of acting in accordance with any instrument or share certificate reasonably believed by MFSC to have been genuine and signed, countersigned or executed by any person or persons authorized to sign, countersign or execute the same (unless contributed to by MFSC's gross negligence or bad faith).

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured as of the effective date of this Registration Statement under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has eight series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund and MFS Special Opportunities Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income
Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research
Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 19 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Louisiana Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Texas Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS Washington Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.


         MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST") (which has two series). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.


         In addition, MFS serves as investment adviser to the following closed-end Funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Sun Growth Variable Annuity Funds, Inc. ("SGVAF"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.


         MFS International Ltd. ("MIL"), a limited liability company organized under the laws of the Republic of Ireland and a subsidiary of MFS, whose principal business address is 41-45 St. Stephen's Green, Dublin 2, Ireland, serves as investment adviser to and distributor for MFS International Fund (which has four portfolios: MFS International Funds-U.S. Equity Fund, MFS International Funds-U.S. Emerging Growth Fund, MFS International Funds-Global Governments Fund and MFS International Funds-Charter Income Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.


         MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund and MFS Meridian U.S. Equity Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.


         MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.


         MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.


         Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).


         MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

         MFS Asset Management, Inc. ("AMI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.


         MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.


         MFS


         The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, John R. Gardner and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, James E. Russell is a Senior Vice President and the Treasurer, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Joseph W. Dello Russo is a Senior Vice President and Chief Financial Officer, Robert T. Burns is a Vice President and an Assistant Secretary of MFS, and Mary Kay Doherty is a Vice President and Assistant Treasurer.


         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT SECURITIES FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST X
         MFS GOVERNMENT LIMITED MATURITY FUND


         A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Vice President and Associate General Counsel of MFS, is the Assistant Secretary.


         MFS SERIES TRUST II


         A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.


         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST


         A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Executive Vice President of MFS and Leslie J. Nanberg, Senior Vice President of MFS, are Vice Presidents,

Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James
O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.


         MFS SERIES TRUST III


         A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan and Daniel E. McManus, Assistant Vice Presidents of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James
R. Bordewick, Jr., is the Assistant Secretary.


         MFS SERIES TRUST IV
         MFS SERIES TRUST IX


         A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James
O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.


         MFS SERIES TRUST VII


         A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James
O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.


         MFS SERIES TRUST VIII


         A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.


         MFS MUNICIPAL SERIES TRUST


         A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Assistant Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

         MFS VARIABLE INSURANCE TRUST
         MFS UNION STANDARD TRUST
         MFS INSTITUTIONAL TRUST


         A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.


         MFS MUNICIPAL INCOME TRUST


         A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.


         MFS MULTIMARKET INCOME TRUST
         MFS CHARTER INCOME TRUST


         A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.


         MFS SPECIAL VALUE TRUST


         A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Patricia A. Zlotin and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, and James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.


         SGVAF


         W. Thomas London is the Treasurer.


         MIL


         A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo is the Treasurer and James E. Russell is the Assistant Treasurer.

         MIL-UK


         A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, Joseph W. Dello Russo is the Treasurer, and Robert T. Burns is the Assistant Secretary.


         MIL FUNDS


         A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle and Richard W. S. Baker are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.


         MFS MERIDIAN FUNDS


         A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott and Jeffrey
L. Shames are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James
O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.


         MFD


         A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert
T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and James E. Russell is the Assistant Treasurer.


         CIAI


         A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, James E. Russell is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.


         MFSC


         A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, James E. Russell is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

         AMI


         A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, James E. Russell is the Assistant Treasurer and Robert T. Burns is the Secretary.


         RSI


         William W. Scott, Jr., Joseph A. Recomendes and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Douglas C. Grip, a Senior Vice President of MFS, is the President, Joseph W. Dello Russo is the Treasurer, James E. Russell is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli is a Senior Vice President.


         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:


         A. Keith Brodkin       Director, Sun Life Assurance Company of
                                  Canada (U.S.), One Sun Life Executive Park,
                                  Wellesley Hills, Massachusetts
                                Director, Sun Life Insurance and Annuity
                                  Company of New York, 67 Broad Street, New
                                  York, New York


         John R. Gardner        President and a Director, Sun Life Assurance
                                  Company of Canada, Sun Life Centre, 150 King
                                  Street West, Toronto, Ontario, Canada (Mr.
                                  Gardner is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                  Life)


         John D. McNeil         Chairman, Sun Life Assurance Company of
                                  Canada, Sun Life Centre, 150 King Street
                                  West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)


         Joseph W. Dello Russo  Director of Mutual Fund Operations, The Boston
                                  Company, Exchange Place, Boston,
                                  Massachusetts (until August, 1994)

ITEM 29. DISTRIBUTORS

         (a)   Reference is hereby made to Item 28 above.

         (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c)   Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                NAME                             ADDRESS
                ----                             -------
         Massachusetts Financial             500 Boylston Street
          Services Company                   Boston, MA  02116


         MFS Fund Distributors, Inc.         500 Boylston Street
                                             Boston, MA  02116


         State Street Bank and               State Street South
         Trust Company                       5-West
                                             North Quincy, MA  02171

         MFS Service Center, Inc.            500 Boylston Street
                                             Boston, MA  02116

         The Registrant's corporate documents are kept by the Registrant at its offices. Portfolio brokerage orders, other purchase orders, reasons for brokerage allocation and lists of persons authorized to transact business for the Registrant are kept by Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116. Shareholder account records are kept by MFS Service Center, Inc. at 500 Boylston Street, Boston, Massachusetts 02116. Transaction journals, receipts for the acceptance and delivery of securities and cash, ledgers and trial balances are kept by State Street Bank and Trust Company at State Street South, 5-West, North Quincy, Massachusetts 02171.

ITEM 31. MANAGEMENT SERVICES

         Not applicable.

ITEM 32. UNDERTAKINGS

         (a)   Not applicable.

         (b) The Registrant undertakes to file a post-effective amendment, in order to file financial statements on behalf of the MFS Union Standard Research Fund (the "Research Fund"), which need not be certified, within four to six months from the effective date of the commencement of investment operations of the Research Fund.


         (c) The registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

         (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of January, 1996.


                                    MFS UNION STANDARD TRUST


                                    By:  JAMES R. BORDEWICK, JR.
                                         --------------------------
                                    Name:   James R. Bordewick, Jr.
                                    Title:  Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on January 26, 1996.


         SIGNATURE                                  TITLE


A. KEITH BRODKIN*
---------------------------------      Chairman, President (Principal
A. Keith Brodkin                        Executive Officer) and Trustee


W. THOMAS LONDON*
---------------------------------      Treasurer (Principal Financial Officer
W. Thomas London                        and Principal Accounting Officer)


WILLIAM R. GUTOW*
---------------------------------      Trustee
William R. Gutow

NELSON J. DARLING, JR.*
---------------------------------      Trustee
Nelson J. Darling, Jr.



                                      *By:  JAMES R. BORDEWICK, JR.
                                            ---------------------------
                                      Name:  James R. Bordewick, Jr.
                                               as Attorney-in-fact

                                      Executed by James R. Bordewick, Jr. on
                                      behalf of those indicated pursuant
                                      to a Power of Attorney dated August 12,
                                      1994, incorporated by reference to the
                                      Registrant's Post-Effective Amendment
                                      No. 3 filed electronically with the
                                      Securities and Exchange Commission on
                                      September 1, 1995.

                               INDEX TO EXHIBITS


EXHIBIT NO.                    DESCRIPTION OF EXHIBIT

   5 (b)           Investment Advisory Agreement by and between MFS
                     Union Standard Trust on behalf of MFS Union
                     Standard Research Fund and Massachusetts Financial Services Company, dated November 17, 1995.

   8 (a)           Custodian Agreement between Registrant and State
                     Street Bank and Trust Company, dated December 8,
                     1993.

     (c)           Amendment to Custodian Contract, dated November
                     17, 1995.

   9 (a)           Amended and Restated Shareholder Servicing Agent
                     Agreement between Registrant and MFS Service
                     Center, dated November 17, 1995.

     (b)           Proxy Services Agreement between MFS Union
                     Standard Trust and American Capital Strategies Ltd., dated December 8, 1993.

  11               Consent of Deloitte & Touche.

  15 (b)           Distribution Plan for MFS Union Standard Research
                     Fund, dated November 17, 1995.

  17               Financial Data Schedule on behalf of MFS Union
                     Standard Equity Fund.